                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]    Preliminary Proxy Statement          [ ]    Confidential, for Use of the
[X]    Definitive Proxy Statement                  Commission Only (as permitted
[ ]    Definitive Additional Materials             by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to
       240.14a-11(c) or 240.14a-12


                            WESTERN ASSET INCOME FUND
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                           WESTERN ASSET INCOME FUND
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 9, 2006
                            ------------------------

To the Stockholders of
WESTERN ASSET INCOME FUND

     The Annual Meeting of Stockholders of Western Asset Income Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 9, 2006 at 8:00 a.m., Pacific time, for the following purposes:

          (1) Electing six Directors to the Board of Directors of the Fund;

          (2) Approving an amendment to the Fund's Certificate of Incorporation to add an exculpatory provision; and

          (3) Transacting such other business as may properly come before the Annual Meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof.

                                           By Order of the Board of Directors

                                           Lisa G. Mrozek, Secretary


Pasadena, California
March 31, 2006


     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           WESTERN ASSET INCOME FUND
                          385 EAST COLORADO BOULEVARD
                           PASADENA, CALIFORNIA 91101

                            ------------------------

                                PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 9, 2006 at 8:00 a.m., Pacific time (the "Annual Meeting"), and at any adjournment thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider (1) the election of six Directors to the Board of Directors of the Fund and (2) an amendment to the Fund's Certificate of Incorporation to add an exculpatory provision. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 5, 2006.

     The Board of Directors has fixed the close of business on March 17, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of the close of business on March 17, 2006, there were 9,389,431 shares of the Fund's common stock (the "Common Stock") outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting. As of the close of business on March 17, 2006, no person owned of record, or to the Fund's knowledge, beneficially, more than 5% of the Fund's Common Stock, except that Cede & Co., as nominee for participants in The Depository Trust Company, held of record 7,854,257 shares of Common Stock, representing approximately 83.6% of the Fund's Common Stock. Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001.

     A majority (greater than 50%) of the outstanding shares of Common Stock as of the close of business on March 17, 2006 must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, including the proposed amendment to the Fund's Certificate of Incorporation, the affirmative vote of the majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.


     The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, if necessary to ensure satisfactory representation at the Annual Meeting, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. As the date of the meeting approaches, if we have not received your proxies, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc. ("CFS"), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay CFS a fee that is not expected to exceed $2,000. However, the exact cost will depend on the amount and types of services rendered. The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of stock of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of CFS, will be borne by the Fund.


     Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected, but will have the effect of a negative vote on Proposal 2 below.

     James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity. Mr. Hirschmann and Mses. Mrozek and Harker are each officers of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Board of Directors' nominees listed in this proxy statement and the approval of the amendment to the Fund's Certificate of Incorporation. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion. In all matters other than the election of Directors, except where a different vote is required by any provision of law or the Certificate of Incorporation or Bylaws, the affirmative vote of a majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     Six Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified or until they shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange. Information about each nominee is set forth in the table below. Each of the nominees is presently a Director of the Fund.

     It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

     Information Regarding the Nominees. Information about the nominees is set forth below. No nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).



                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX        OTHER
                                             TERM OF OFFICE                                    OVERSEEN   DIRECTORSHIPS
                           POSITION(S)       AND LENGTH OF      PRINCIPAL OCCUPATIONS DURING      BY         HELD BY
NAME AND YEAR BORN        HELD WITH FUND      TIME SERVED+            THE PAST 5 YEARS        NOMINEE++      NOMINEE
------------------        --------------  --------------------  ----------------------------  ----------  -------------
Ronald J. Arnault           Director      Served since 1997     Retired                           14      None
 1943                       (1)(4)
Anita L. DeFrantz           Director (2)  Served since 1998     President (1987-present) and      14      OBN Holdings
 1952                       (3)(4)                              Director (1990- present) of               Inc.
                                                                Amateur Athletic Foundation
                                                                of Los Angeles; President
                                                                and Director of Kids in
                                                                Sports (1994-present);
                                                                Member of the International
                                                                Olympic Committee (1986-
                                                                present).
William E. B. Siart         Director      Served since 1997     Chairman of Walt Disney           14      None
 1946                       (1)(2)                              Concert Hall, Inc. (1998-
                                                                present); Chairman of
                                                                Excellent Education
                                                                Development (2000-present).

                           SHARES OF
                             COMMON
                          STOCK OF THE
                              FUND
                          BENEFICIALLY
                            OWNED ON
                            MARCH 1,
NAME AND YEAR BORN            2006
------------------        ------------
Ronald J. Arnault             1,000
 1943
Anita L. DeFrantz              None
 1952
William E. B. Siart           4,000
 1946


                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                               IN FUND
                                                                                               COMPLEX        OTHER
                                             TERM OF OFFICE                                    OVERSEEN   DIRECTORSHIPS
                           POSITION(S)       AND LENGTH OF      PRINCIPAL OCCUPATIONS DURING      BY         HELD BY
NAME AND YEAR BORN        HELD WITH FUND      TIME SERVED+            THE PAST 5 YEARS        NOMINEE++      NOMINEE
------------------        --------------  --------------------  ----------------------------  ----------  -------------
Louis A. Simpson            Director      Served since 1994     President and Chief               14      VeriSign,
 1936                       (1)(4)                              Executive Officer, Capital                Inc.
                                                                Operations of GEICO
                                                                Corporation (1993-present).
Jaynie Miller Studenmund    Director      Served since 2004     Director of eHarmony.com,         14      aQuantive
 1954                       (1)(3)                              Inc. (2005-present); Chief                Inc.
                                                                Operating Officer of
                                                                Overture Services, Inc.
                                                                (2001-2004); President and
                                                                Chief Operating Officer of
                                                                Paymybills.com (2000-2001).
                                                                Interested Nominee
Ronald L. Olson             Director      Served since 2005(5)  Senior Partner of Munger,         14      Edison
 1941                                                           Tolles & Olson International              International,
                                                                (a law partnership) (1968-                City National
                                                                present).                                 Corporation,
                                                                                                          The
                                                                                                          Washington
                                                                                                          Post Company,
                                                                                                          and Berkshire
                                                                                                          Hathaway,
                                                                                                          Inc.

                           SHARES OF
                             COMMON
                          STOCK OF THE
                              FUND
                          BENEFICIALLY
                            OWNED ON
                            MARCH 1,
NAME AND YEAR BORN            2006
------------------        ------------
Louis A. Simpson             10,000
 1936
Jaynie Miller Studenmund       None
 1954
Ronald L. Olson                None
 1941

---------------

(1) Member of the Audit Committee of the Board of Directors.

(2) Member of the Executive and Contracts Committee of the Board of Directors.

(3) Member of the Governance and Nominating Committee of the Board of Directors.

(4) Member of the Compensation Committee of the Board of Directors.

(5) Mr. Olson is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because his law firm has provided legal services to the Fund's investment adviser, Western Asset Management Company (the "Investment Adviser").

+ Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed, subject to applicable law and the rules of the New York Stock Exchange.

++ Each Director also serves as a Trustee for Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as adviser and subadviser, respectively, to Western Asset Premier Bond Fund, and each serves as subadviser to one or more series of Western Asset Funds, Inc.

     The following table states the dollar range of equity securities beneficially owned as of March 1, 2006 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies."


                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                         SECURITIES IN ALL FUNDS OVERSEEN
                                              DOLLAR RANGE OF EQUITY     OR TO BE OVERSEEN BY NOMINEE IN
NAME OF NOMINEE                               SECURITIES IN THE FUND      FAMILY OF INVESTMENT COMPANIES
---------------                              -------------------------   --------------------------------
Ronald J. Arnault..........................        $10,001-$50,000                 $10,001-$50,000
Anita L. DeFrantz..........................                   None                 $10,001-$50,000
William E. B. Siart........................       $50,001-$100,000                $50,001-$100,000
Louis A. Simpson...........................          Over $100,000                   Over $100,000
Jaynie Miller Studenmund...................                   None                            None
                                                Interested Nominee
Ronald L. Olson............................                   None                            None


     As of March 1, 2006, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

     Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Siart and Simpson and Ms. Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a copy of which was attached as Appendix A to the Fund's proxy statement dated March 31, 2004.

     The Audit Committee of the Fund has submitted the following report:

     The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61 (SAS
61). SAS 61 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Independence Standards Board Standard No. 1 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm the independence of such independent registered public accounting firm. Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to stockholders.

                                           Ronald J. Arnault (Chairman)
                                           William E. B. Siart
                                           Louis A. Simpson
                                           Jaynie Miller Studenmund

     Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund and consider other matters of Board policy. The Directors have adopted a written charter for the Governance and Nominating Committee, a copy of which was included as Appendix B to the Fund's proxy statement dated March 31, 2004. The Fund does not currently maintain a website on which the charter is available.

     The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. The Governance and Nominating Committee may consider candidates for Director recommended by the Fund's current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

     The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Directors.

     Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Mr. Siart and Ms. DeFrantz. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

     Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Messrs. Arnault and Simpson and Ms. DeFrantz. The Compensation Committee meets to review and make recommendations to the Board with respect to Director compensation for services to the Fund.

     Meetings. During 2005, the Board of Directors held five meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held two meetings, the Compensation Committee held one meeting and the Executive and Contracts Committee held three meetings. Each Director attended at least 75% of the aggregate of the meetings of the Board of Directors and the Committees of the Board of Directors on which he or she served. Although the Fund's policies do not require the Directors to attend the Fund's annual stockholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. Each current Director attended the Fund's annual stockholder meeting in May 2005.

     Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date.

     Director Compensation. Effective February 2006, each Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $25,000 per year for serving in such capacities. Each member of the Audit Committee receives a fee of $5,000 for serving as a member of the Audit Committee. Other committee members receive $2,500 for serving as a member of each committee upon which they serve. Committee members also receive a fee of $2,500 for participating in each telephonic committee meeting. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $60,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in-person and a fee of $2,500 for participating in each telephonic meeting.

     For the fiscal year ended December 31, 2005, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same "Fund Complex."


                                                     PENSION OR          ESTIMATED      TOTAL COMPENSATION
                                 AGGREGATE       RETIREMENT BENEFITS      ANNUAL        FROM THE FUND AND
                             COMPENSATION FROM   ACCRUED AS PART OF    BENEFITS UPON     ITS FUND COMPLEX
NAME OF NOMINEE                  THE FUND          FUND'S EXPENSES      RETIREMENT     PAID TO DIRECTORS(1)
---------------              -----------------   -------------------   -------------   --------------------
Ronald J. Arnault..........       $2,137                 $0                 $0               $107,500
Anita L. DeFrantz..........       $1,601                 $0                 $0               $ 81,250
William E. B. Siart........       $2,004                 $0                 $0               $102,500
Louis A. Simpson...........       $1,739                 $0                 $0               $ 87,500
Jaynie M. Studenmund.......       $1,712                 $0                 $0               $ 86,250
                                                           Interested Nominee
Ronald L. Olson............       $    0                 $0                 $0               $      0


---------------

(1) Includes amounts received in 2005 from the Fund and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Fund. Effective February 2006, the Directors earn compensation for their service as described above.

     During 2005, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

     Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

                                   PROPOSAL 2

              AMENDMENT OF THE FUND'S CERTIFICATE OF INCORPORATION

     The Directors of the Fund are proposing to amend the Fund's Certificate of Incorporation (the "Certificate") to add the following exculpatory provision to be inserted as Paragraph Tenth:

          "Paragraph TENTH: A director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the General Corporation Law of the State of Delaware. No amendment or repeal of this paragraph TENTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal."

     The proposed amendment would add to the Fund's Certificate a provision intended to grant the Directors protection from liability to the Fund and its stockholders under certain circumstances. Pursuant to Section 102(b)(7) of the Delaware General Corporation Law, a certificate of incorporation can include a provision eliminating the personal liability of a director for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except with respect to liability of a director for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) the willful or negligent declaration of unlawful dividends or stock repurchase or redemption; or (iv) any transaction from which the director derived an improper personal benefit. The amendment, if adopted, would not retroactively eliminate liability for any act or omission occurring prior to the date when it becomes effective.

     If Proposal 2 is approved at the Annual Meeting, it is expected that the amendment of the Fund's Certificate of Incorporation would be effective on or about May 10, 2006.


     Required Vote. Approval of Proposal 2 will require the affirmative vote of a majority (greater than 50%) of the Fund's Common Stock entitled to vote on the matter. If the vote required to approve Proposal 2 is not obtained, the Fund's Certificate of Incorporation will not be amended and Directors will consider what other actions, if any, to take in the best interests of the Fund. The Directors unanimously recommend that stockholders vote for Proposal 2.


                     INFORMATION CONCERNING THE INVESTMENT
                 ADVISER AND SUBADVISER AND THE FUND'S OFFICERS


     The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 Light Street, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser, Legg Mason Fund Adviser, Inc., 100 Light Street, Baltimore, Maryland 21202, provides administrative services to the Fund.

     Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

                                                                                                        SHARES OF
                                                                                                      COMMON STOCK
                                           TERM OF OFFICE                                              OF THE FUND
                                             AND LENGTH                                               BENEFICIALLY
                         POSITION(S) HELD     OF TIME               PRINCIPAL OCCUPATION(S)             OWNED ON
NAME AND YEAR BORN          WITH FUND        SERVED(1)              DURING THE PAST 5 YEARS           MARCH 1, 2006
------------------       ----------------  --------------  -----------------------------------------  -------------
James W. Hirschmann III     President      Served since    Director, President and Chief Executive       10,000
1960                                       1999            Officer of the Investment Adviser
                                                           (1999-present); Director of the
                                                           Subadviser (1999-present); President of
                                                           Western Asset Funds, Inc. (1999-present)
                                                           and Western Asset Premier Bond Fund
                                                           (2001-present).
Scott F. Grannis          Vice President   Served since    Chief Economist of the Investment Adviser      6,575
1949                                       1990            (1989-present); Vice President of Western
                                                           Asset Funds, Inc. (1990-present).
Ilene S. Harker           Vice President   Served since    Head of Enterprise Risk of the Investment      5,018
1955                                       1996            Adviser (2003-present); Vice President of
                                                           Western Asset Funds, Inc. (1990-present)
                                                           and Western Asset Premier Bond Fund
                                                           (2001-present). Formerly: Secretary and
                                                           Director of Compliance and Controls of
                                                           the Investment Adviser (1978-2003).
S. Kenneth Leech          Vice President   Served since    Chief Investment Officer of the               26,500
1954                                       1998            Investment Adviser (1998-present); Vice
                                                           President of Western Asset Funds, Inc.
                                                           (1990-present) and Western Asset Premier
                                                           Bond Fund (2001-present).
Stephen A. Walsh          Vice President   Served since    Deputy Chief Investment Officer of the          None
1958                                       1999            Investment Adviser (2000-present); Vice
                                                           President of Western Asset Funds, Inc.
                                                           (1994-present).

                                                                                                        SHARES OF
                                                                                                      COMMON STOCK
                                           TERM OF OFFICE                                              OF THE FUND
                                             AND LENGTH                                               BENEFICIALLY
                         POSITION(S) HELD     OF TIME               PRINCIPAL OCCUPATION(S)             OWNED ON
NAME AND YEAR BORN          WITH FUND        SERVED(1)              DURING THE PAST 5 YEARS           MARCH 1, 2006
------------------       ----------------  --------------  -----------------------------------------  -------------
Marie K. Karpinski        Treasurer and    Served since    Vice President, Legg Mason & Co., LLC            500
1949                        Principal      2001            (2005-present); Vice President, Legg
                          Financial and                    Mason Wood Walker, Incorporated
100 Light Street            Accounting                     (1992-2005); Vice President
Baltimore, MD 21202          Officer                       (1986-present), Treasurer (1986- 2006)
                                                           and Chief Financial Officer (2006-
                                                           present) of all Legg Mason retail funds,
                                                           open-end investment companies; Treasurer
                                                           and Principal Financial and Accounting
                                                           Officer of Western Asset Funds, Inc.
                                                           (1990-present), Western Asset Premier
                                                           Bond Fund (2001-present), Western
                                                           Asset/Claymore U.S. Treasury Inflation
                                                           Protected Securities Fund (2003-present)
                                                           and Western Asset/Claymore U.S. Treasury
                                                           Inflation Protected Securities Fund 2
                                                           (2004-present).
Erin K. Morris              Assistant      Served since    Assistant Vice President and Manager,           None
1966                        Treasurer      2001            Funds Accounting, Legg Mason & Co., LLC
                                                           (2005-present); Assistant Vice President
100 Light Street                                           (2002-2005) and Manager, Funds Accounting
Baltimore, MD 21202                                        (2000-2005), of Legg Mason Wood Walker,
                                                           Incorporated; Treasurer of Legg Mason
                                                           Income Trust, Inc. and Legg Mason
                                                           Tax-Free Income Fund (2006-present);
                                                           Assistant Treasurer of Western Asset
                                                           Funds, Inc.(2001-present), Western Asset
                                                           Premier Bond Fund (2001-present), Western
                                                           Asset/Claymore U.S. Treasury Inflation
                                                           Protected Securities Fund (2003-
                                                           present), Western Asset/Claymore U.S.
                                                           Treasury Inflation Protected Securities
                                                           Fund 2 (2004-present), Legg Mason Income
                                                           Trust, Inc. (2001-2006) and Legg Mason
                                                           Tax-Free Income Fund (2001-2006).

                                                                                                        SHARES OF
                                                                                                      COMMON STOCK
                                           TERM OF OFFICE                                              OF THE FUND
                                             AND LENGTH                                               BENEFICIALLY
                         POSITION(S) HELD     OF TIME               PRINCIPAL OCCUPATION(S)             OWNED ON
NAME AND YEAR BORN          WITH FUND        SERVED(1)              DURING THE PAST 5 YEARS           MARCH 1, 2006
------------------       ----------------  --------------  -----------------------------------------  -------------
Amy M. Olmert            Chief Compliance  Served since    Senior Vice President of Legg Mason, Inc.       None
1963                         Officer       2004            (2004-present); Vice President and Chief
                                                           Compliance Officer of all Legg Mason
100 Light Street                                           retail open-end investment companies
Baltimore, MD 21202                                        (2004-present); Vice President and Chief
                                                           Compliance Officer of Legg Mason Charles
                                                           Street Trust, Inc., an open-end
                                                           investment company (2004-present); Chief
                                                           Compliance Officer of Western Asset
                                                           Funds, Inc., Western Asset Premier Bond
                                                           Fund, Western Asset/Claymore U.S.
                                                           Treasury Inflation Protected Securities
                                                           Fund and Western Asset/Claymore U.S.
                                                           Treasury Inflation Protected Securities
                                                           Fund 2 (2004-present). Formerly, Director
                                                           (2000-2003) and Managing Director (2003-
                                                           2004) of Deutsche Asset Management.
Lisa G. Mrozek              Secretary      Served since    Senior Compliance Officer of the                None
1962                                       1999            Investment Adviser (1999-present);
                                                           Secretary of Western Asset Funds, Inc.
                                                           (1999-present) and Western Asset Premier
                                                           Bond Fund (2001-present).


---------------

(1) Each officer holds office until his or her respective successor shall have been duly chosen and shall qualify or until his or her resignation or removal.

                 STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING


     Proposals that stockholders wish to present to the 2007 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting must be delivered to the Secretary of the Fund not less than 120 days prior to April 3, 2007.



     Stockholders who wish to make a proposal at the 2007 Annual
Meeting -- other than one that will be included in the Fund's proxy materials -- should notify the Fund not less than 45 days prior to April 3, 2007.


     The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund's Certificate of Incorporation and Bylaws.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2005, all such filing requirements were met.

                         ANNUAL REPORT TO STOCKHOLDERS

     The Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2005 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Income Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 800-426-5523.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2006, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding shares of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.


     The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

FISCAL YEAR ENDED   AUDIT FEES   AUDIT-RELATED FEES   TAX FEES   ALL OTHER FEES
-----------------   ----------   ------------------   --------   --------------
     December 31,
  2004...........    $36,000           $2,500          $  950          $0
     December 31,
  2005...........    $32,200           $2,500          $1,050          $0

     "Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

     For the fiscal years ended December 31, 2004 and December 31, 2005, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $372,631 and $202,047, respectively, to the Fund, the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund.

     Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. Since May 6, 2003, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (a "Service Affiliate"), to the extent that such services related directly to the operations and financial reporting of the Fund, have been pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP did not bill fees for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2004. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $127,460 for non-audit services (a SAS 70 audit to review and test operating effectiveness of controls placed in operation for the Investment Adviser) that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2005. PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All

Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal year ended December 31, 2005.

     The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP since May 6, 2003 to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

                                  ADJOURNMENT

     In the absence of a quorum at the Annual Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournments with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

                                 OTHER BUSINESS

     The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          Lisa G. Mrozek, Secretary

March 31, 2006

                                    (GRAPHIC)

            WESTERN ASSET INCOME FUND

                                                               000000000.000 ext
                                                               000000000.000 ext
                                   000004                      000000000.000 ext
            MR A SAMPLE                                        000000000.000 ext
            DESIGNATION (IF ANY)                               000000000.000 ext
(GRAPHIC)   ADD 1                  LEAST ADDRESS LINE          000000000.000 ext
            ADD 2                                              000000000.000 ext
            ADD 3
            ADD 4
            ADD 5
            ADD 6                                           C 1234567890   J N T
            (GRAPHIC)                                            (GRAPHIC)

                                    [ ] Mark this box with an X if you have made
                                        changes to your name or address details
                                        above.

ANNUAL MEETING PROXY CARD

A    PROPOSAL 1 - ELECTION OF DIRECTORS

                                FOR   WITHHOLD

01 - RONALD J. ARNAULT          [ ]      [ ]

02 - ANITA L. DEFRANTZ          [ ]      [ ]

03 - RONALD L. OLSON            [ ]      [ ]

04 - WILLIAM E.B. SIART         [ ]      [ ]

05 - LOUIS A. SIMPSON           [ ]      [ ]

06 - JAYNIE MILLER STUDENMUND   [ ]      [ ]

B    PROPOSAL 2 - AMENDMENT OF THE FUND'S CERTIFICATE OF INCORPORATION

                                                         FOR   AGAINST   ABSTAIN

2.   Amendment to the Fund's Certificate of
     Incorporation to add the proposed
     exculpatory provision.                              [ ]     [ ]       [ ]

With discretionary power upon such other matters as may properly come before the meeting or any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE AMENDMENT OF THE FUND'S CERTIFICATE OF INCORPORATION.

Mark box at right if a comment has been noted on the reverse side. [ ]

C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Please sign this Proxy exactly as your name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature 1 - Please keep        Signature 2 - Please keep     Date (mm/dd/yyyy)
signature within the box         signature within the box


-----------------------------    ------------------------      -----------------

008395                           1 U P X                       C O Y

PROXY - WESTERN ASSET INCOME FUND

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are several issues related to the management and operation of your Fund that require your immediate attention and approval. These matters are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 9, 2006.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Income Fund

WESTERN ASSET INCOME FUND
ANNUAL MEETING OF STOCKHOLDERS - MAY 9, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WESTERN ASSET INCOME FUND

The undersigned, revoking all prior proxies, hereby appoints James W. Hirschmann III, Lisa G. Mrozek and Ilene S. Harker, and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of the Stockholders of Western Asset Income Fund, a Delaware corporation (the "Fund"), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 9, 2006, at 8:00 a.m., Pacific time, and at any adjournments thereof, and thereat to vote as indicated all shares of the Common Stock of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

Comments
__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

__________________________________________

PLEASE VOTE, DATE, SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.